                                                                    Exhibit 20.1

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-1





Original Principal Balance                                        240,000,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                         11,016,547.12      45.902280

                 Principal Amount of Notes as of Current Distribution Date                                0.00       0.000000

                                                 Pool Factor                                          0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                    11,016,547.12                       45.902280
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                           11,016,547.12                       45.902280

                 Principal Distribution Amount                                  11,016,547.12                       45.902280
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         11,782.93                        0.049096
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                                11,782.93                        0.049096

                 Interest Distribution Amount                                       11,782.93                        0.049096
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-2




Original Principal Balance                                        515,000,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                        515,000,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                      470,344,003.67     913.289328

                                                 Pool Factor                                          0.913289

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                    44,655,996.33                       86.710672
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                           44,655,996.33                       86.710672

                 Principal Distribution Amount                                  44,655,996.33                       86.710672
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        871,208.33                        1.691667
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                               871,208.33                        1.691667

                 Interest Distribution Amount                                      871,208.33                        1.691667
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-3




Original Principal Balance                                        210,000,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                        210,000,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                      210,000,000.00    1000.000000

                                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                             0.00                        0.000000
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                                    0.00                        0.000000

                 Principal Distribution Amount                                           0.00                        0.000000
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        498,750.00                        2.375000
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                               498,750.00                        2.375000

                 Interest Distribution Amount                                      498,750.00                        2.375000
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-4




Original Principal Balance                                        343,750,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                        343,750,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                      343,750,000.00    1000.000000

                                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                             0.00                        0.000000
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                                    0.00                        0.000000

                 Principal Distribution Amount                                           0.00                        0.000000
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                      1,014,062.50                        2.950000
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                             1,014,062.50                        2.950000

                 Interest Distribution Amount                                    1,014,062.50                        2.950000
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class B-1




Original Principal Balance                                         56,250,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                         56,250,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                       56,250,000.00    1000.000000

                                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                             0.00                        0.000000
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                                    0.00                        0.000000

                 Principal Distribution Amount                                           0.00                        0.000000
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        143,906.25                        2.558333
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                               143,906.25                        2.558333

                 Interest Distribution Amount                                      143,906.25                        2.558333
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class C-1




Original Principal Balance                                         63,750,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                         63,750,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                       63,750,000.00    1000.000000

                                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                             0.00                        0.000000
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                                    0.00                        0.000000

                 Principal Distribution Amount                                           0.00                        0.000000
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        170,000.00                        2.666667
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                               170,000.00                        2.666667

                 Interest Distribution Amount                                      170,000.00                        2.666667
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class D-1




Original Principal Balance                                         48,750,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS      BALANCE
                 Principal Amount of Notes as of Prior Distribution Date                         48,750,000.00    1000.000000

                 Principal Amount of Notes as of Current Distribution Date                       48,750,000.00    1000.000000

                                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                             0.00                        0.000000
                 Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                             ----------------
                 Total Principal Distributable Amount                                    0.00                        0.000000

                 Principal Distribution Amount                                           0.00                        0.000000
                                                                             ----------------

                 Current Principal Carryover                                                              0.00       0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        153,156.25                        3.141667
                 Plus: Prior Interest Carryover                                          0.00                        0.000000
                                                                             ----------------
                 Total Interest Distributable Amount                               153,156.25                        3.141667

                 Interest Distribution Amount                                      153,156.25                        3.141667
                                                                             ----------------

                 Current Interest Carryover                                                               0.00       0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                 1,254,174,654.46

                 Overcollateralization Amount                                   61,330,650.79

                 Servicing Fee                                                   1,358,015.00                        0.905343

                 Spread Account                                                 12,541,746.54
                 Net Change in Spread Account                                     (495,196.42)

                 Net Collections                                                59,382,547.56

                 Aggregate Principal Balance of Delinquent Contracts             4,774,830.67

                 Aggregate Excess Spread Amount                                             -
                 Total Initial Spread Deposit Repayment                                     -
                                                                             ----------------
                 Certificate Distributable Amount                                           -
                                                                             ================